                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


I. RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                                458,220.85
      Available Funds:
          Contract Payments due and received in this period                                                           2,949,173.93
          Contract Payments due in prior period(s) and received in this period                                          141,326.82
          Contract Payments received in this period for next period                                                      60,411.72
          Sales, Use and Property Tax, Maintenance, Late Charges                                                         69,605.87
          Prepayment Amounts related to early termination in this period                                                212,710.62
          Servicer Advance                                                                                              249,556.90
          Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
          Transfer from Reserve Account                                                                                   2,863.54
          Interest earned on Collection Account                                                                           3,036.94
          Interest earned on Affiliated Account                                                                             109.69
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                         0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                  0.00
          Amounts paid under insurance policies                                                                               0.00
          Any other amounts                                                                                                   0.00
                                                                                                                     -------------
      Total Available Funds                                                                                           4,147,016.88
      Less: Amounts to be Retained in Collection Account                                                                391,841.85
                                                                                                                     -------------
      AMOUNT TO BE DISTRIBUTED                                                                                        3,755,175.03
                                                                                                                     =============

      DISTRIBUTION OF FUNDS:
          1.  To Trustee -  Fees                                                                                              0.00
          2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                141,326.82
          3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                 a) Class A1 Principal and Interest                                                                           0.00
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                                       0.00
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                                       0.00
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest                               3,078,971.34
                 b) Class B Principal and Interest                                                                       52,566.97
                 c) Class C Principal and Interest                                                                      105,498.39
                 d) Class D Principal and Interest                                                                       71,391.32
                 e) Class E Principal and Interest                                                                       93,698.10

          4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                         0.00
          5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in effect)                          15,122.98
                 b) Residual Principal (Provided no Restricting or Amortization Event in effect)                         90,099.95
                 c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                2,863.54
          6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 72,752.50
          7.  To Servicer, Servicing Fee and other Servicing Compensations                                               30,883.12
                                                                                                                     -------------
      TOTAL FUNDS DISTRIBUTED                                                                                         3,755,175.03
                                                                                                                     =============

                                                                                                                     -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        391,841.85
                                                                                                                     =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,702,437.25
        - Add Investment Earnings                                                                                         2,863.54
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
        - Less Distribution to Certificate Account                                                                        2,863.54
                                                                                                                     -------------
End of period balance                                                                                                $2,702,437.25
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,702,437.25
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

II.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                59,553,119.57
                          Pool B                                12,918,789.12
                                                                -------------
                                                                                    72,471,908.69
Class A Overdue Interest, if any                                         0.00
Class A Monthly Interest - Pool A                                  358,311.27
Class A Monthly Interest - Pool B                                   77,728.05


Class A Overdue Principal, if any                                        0.00
Class A Monthly Principal - Pool A                               2,047,298.70
Class A Monthly Principal - Pool B                                 595,633.32
                                                                -------------
                                                                                     2,642,932.02
Ending Principal Balance of the Class A Notes
                          Pool A                                57,505,820.87
                          Pool B                                12,323,155.80
                                                                -------------       -------------
                                                                                    69,828,976.67
                                                                                    =============


--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $237,814,000     Original Face $237,814,000     Balance Factor
       $1.833531                           $11.113442                29.362854%
--------------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                       0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                              72,471,908.69

                                                                --------------

Class A Monthly Interest                                                            72,471,908.69
                          Class A1 (Actual Number Days/360)              0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                                 436,039.32

                                                                --------------

Class A Monthly
Principal
                          Class A1                                       0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                               2,642,932.02

                                                                --------------
                                                                                     2,642,932.02
Ending Principal Balance of the Class A Notes
                          Class A1                                       0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                              69,828,976.67

                                                                --------------
                                                                                    -------------
                                                                                    69,828,976.67
                                                                                    =============

Class A4

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $99,051,000      Original Face $99,051,000      Balance Factor
       $4.402170                           $26.682537                70.498003%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                               Pool A                 1,015,385.14
                               Pool B                   220,283.76
                                                      ------------
                                                                          1,235,668.90

Class B Overdue Interest, if any                              0.00
Class B Monthly Interest - Pool A                         6,176.93
Class B Monthly Interest - Pool B                         1,340.06
Class B Overdue Principal, if any                             0.00
Class B Monthly Principal - Pool A                       34,897.14
Class B Monthly Principal - Pool B                       10,152.84
                                                      ------------
                                                                             45,049.98
Ending Principal Balance of the Class B Notes
                               Pool A                   980,488.00
                               Pool B                   210,130.92
                                                      ------------        ------------
                                                                          1,190,618.92
                                                                          ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000      Original Face $4,054,000        Balance Factor
            $1.854216                $11.112477                      29.368992%
--------------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                               Pool A                 2,029,989.23
                               Pool B                   440,348.58
                                                      ------------
                                                                          2,470,337.81

Class C Overdue Interest, if any                              0.00
Class C Monthly Interest - Pool A                        12,653.60
Class C Monthly Interest - Pool B                         2,744.84
Class C Overdue Principal, if any                             0.00
Class C Monthly Principal - Pool A                       69,794.27
Class C Monthly Principal - Pool B                       20,305.68
                                                      ------------
                                                                             90,099.95
Ending Principal Balance of the Class C Notes
                               Pool A                 1,960,194.96
                               Pool B                   420,042.90
                                                      ------------        ------------
                                                                          2,380,237.86
                                                                          ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000      Original Face $8,107,000        Balance Factor
            $1.899401                $11.113846                      29.360280%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                 1,353,586.47
                               Pool B                   293,638.74
                                                      ------------
                                                                          1,647,225.21

Class D Overdue Interest, if any                              0.00
Class D Monthly Interest - Pool A                         9,305.91
Class D Monthly Interest - Pool B                         2,018.77
Class D Overdue Principal, if any                             0.00
Class D Monthly Principal - Pool A                       46,529.52
Class D Monthly Principal - Pool B                       13,537.12

                                                      ------------
                                                                             60,066.64
Ending Principal Balance of the Class D Notes
                               Pool A                 1,307,056.95
                               Pool B                   280,101.62
                                                      ------------
                                                                          ------------
                                                                          1,587,158.57
                                                                          ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000      Original Face $5,405,000        Balance Factor
            $2.095223                $11.113162                      29.364636%
--------------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                               Pool A                 1,691,787.90
                               Pool B                   366,993.62
                                                      ------------
                                                                          2,058,781.52

Class E Overdue Interest, if any                              0.00
Class E Monthly Interest - Pool A                        15,296.58
Class E Monthly Interest - Pool B                         3,318.23
Class E Overdue Principal, if any                             0.00
Class E Monthly Principal - Pool A                       58,161.89
Class E Monthly Principal - Pool B                       16,921.40

                                                      ------------
                                                                             75,083.29
Ending Principal Balance of the Class E Notes
                               Pool A                 1,633,626.01
                               Pool B                   350,072.22
                                                      ------------
                                                                          ------------
                                                                          1,983,698.23
                                                                          ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000      Original Face $6,756,000        Balance Factor
            $2.755300                $11.113572                      29.362022%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                Pool A                                                         2,030,555.23
                Pool B                                                           440,507.28
                                                                               ------------
                                                                                                       2,471,062.51

           Residual Interest - Pool A                                             12,427.10
           Residual Interest - Pool B                                              2,695.88
           Residual Principal - Pool A                                            69,794.27
           Residual Principal - Pool B                                            20,305.68
                                                                               ------------
                                                                                                          90,099.95
           Ending Residual Principal Balance
                Pool A                                                         1,960,760.96
                Pool B                                                           420,201.60
                                                                               ------------            ------------
                                                                                                       2,380,962.56
                                                                                                       ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                              30,883.12
            - Servicer Advances reimbursement                                                            141,326.82
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             72,752.50
                                                                                                       ------------
           Total amounts due to Servicer                                                                 244,962.44
                                                                                                       ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                              67,674,423.50

         Aggregate Discounted Contract Balance of Additional Contracts
           acquired during Collection Period                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                             2,326,475.79
                                                                                                                     -------------
         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the ending of the related Collection Period                                                 65,347,947.71
                                                                                                                     =============

         Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments and Servicer Advances                         2,115,137.82

           - Principal portion of Prepayment Amounts                                                211,337.97

           - Principal portion of Contracts repurchased under Indenture
               Agreement Section 4.02                                                                     0.00

           - Aggregate Discounted Contract Balance of Contracts that have
               become Defaulted Contracts during the Collection Period                                    0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts
               added during Collection Period                                                             0.00

           - Aggregate Discounted Contract Balance of Predecessor
               Contracts withdrawn during Collection Period                                               0.00
                                                                                                  ------------
                                 Total Decline in Aggregate Discounted Contract Balance           2,326,475.79
                                                                                                  ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                              14,680,561.07

         Aggregate Discounted Contract Balance of Additional Contracts
           acquired during Collection Period                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                               676,856.04
                                                                                                                     -------------
         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the ending of the related Collection Period                                                 14,003,705.03
                                                                                                                     =============

         Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments and Servicer Advances                           676,856.04

           - Principal portion of Prepayment Amounts                                                      0.00

           - Principal portion of Contracts repurchased under Indenture
               Agreement Section 4.02                                                                     0.00

           - Aggregate Discounted Contract Balance of Contracts that have
               become Defaulted Contracts during the Collection Period                                    0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts
               added during Collection Period                                                             0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts
               withdrawn during Collection Period                                                         0.00
                                                                                                  ------------
                                 Total Decline in Aggregate Discounted Contract Balance             676,856.04
                                                                                                  ============

                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    79,351,652.74
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                    Predecessor
                                                   Discounted          Predecessor        Discounted
Lease #     Lessee Name                            Present Value       Lease #            Present Value
--------    ----------------------------------     ----------------    -------------      ----------------
3024-003    RADNET MANAGEMENT II, INC.                $1,289,113.68    1667-003              $1,466,069.44
            CASH                                        $176,955.76
1743-004    HYPERBARIC MANAGEMENT SYS                 $1,539,883.34    2425-001              $1,890,612.33
3221-001    TOTAL IMAGING OF SUN CITY, LLC            $1,496,892.51    2427-001              $1,194,070.97
3307-001    OPEN MRI OHIO 2 VENTURES, LLC             $1,181,820.77    917-503                 $644,152.99
3323-003    OPEN MRI OHIO 1 VENTURES, LLC             $1,162,123.59    1004-503                 $77,559.49
                                                                       1048-501                $896,884.04
                                                                       1049-504                $644,152.99
                                                                       1050-504                 $85,901.56



                                                   ----------------                       ----------------
                                          Totals:     $6,846,789.65                          $6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                          $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     3.27%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                              YES          NO   X
                                                       ---------    ---------

POOL B                                                                                    Predecessor
                                                   Discounted          Predecessor        Discounted
Lease #     Lessee Name                            Present Value       Lease #            Present Value
--------    ----------------------------------     ----------------    -------------      ----------------
            NONE


                                                   ----------------                       ----------------
                                          Totals:             $0.00                                  $0.00


a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                           $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS
  FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                              YES          NO   X
                                                       ---------    ---------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                          Predecessor
                                                         Discounted           Predecessor        Discounted
Lease #      Lessee Name                                 Present Value        Lease #            Present Value
---------    ----------------------------------------    ----------------     --------------     ----------------
2841-001     Medical Imaging Co. Inc.                        1,121,500.51     2207-001                $551,274.29
2004383-1    Robert Wood Johnson University                    512,828.61     2207-002              $1,160,782.50
2005209-2    Memorial Regional Medical Center                  252,655.70     2207-003                $181,136.33
             Cash                                                6,208.31
2875-007     MRI of River North, Inc. et al.                 1,629,015.55     2337-001              $1,215,773.70
3024-003     Radnet Management II, Inc.                      1,495,882.60     4283-401                $286,487.54
                                                                              2314-002              $1,209,395.06
3718-005     USD Dayton Inc., & USD Dayton Holding           1,711,481.42     1969-003              $1,251,411.72
                                                                              1954-002                $221,077.49
                                                                              1954-003                 $74,796.06
                                                                              1095-501                $209,827.19
                                                         ----------------                        ----------------
                                               Totals:      $6,729,572.70                           $6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                     $6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                                 $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                              YES          NO   X
                                                       ----------   ---------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                    Predecessor
                                                         Discounted           Predecessor        Discounted
Lease #      Lessee Name                                 Present Value        Lease #            Present Value
---------    ----------------------------------------    ----------------     --------------     ----------------
             None




                                                         ----------------                        ----------------
                                               Totals:              $0.00                                   $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                  $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
  BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                              YES          NO   X
                                                       ----------   ---------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

XV.  POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
    This Month                                1,751,143.57     This Month                    79,351,652.74
    1 Month Prior                               618,211.54     1 Month Prior                 82,354,984.57
    2 Months Prior                            3,365,425.48     2 Months Prior                85,254,192.61

    Total                                     5,734,780.59     Total                        246,960,829.92

    A) 3 MONTH AVERAGE                        1,911,593.53     B) 3 MONTH AVERAGE            82,320,276.64

    c) a/b                                           2.32%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                             Yes          No    X
                                                                                                                 -------     -------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                                    Yes          No    X
                                                                                                                 -------     -------
    B. An Indenture Event of Default has occurred and is then continuing?                                    Yes          No    X
                                                                                                                 -------     -------
4.  Has a Servicer Event of Default occurred?                                                                Yes          No    X
                                                                                                                 -------     -------

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                                         Yes          No    X
                                                                                                                 -------     -------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
       not remedied within 90 days?                                                                          Yes          No    X
                                                                                                                 -------     -------
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?                                                           Yes          No    X
                                                                                                                 -------     -------

6.  Aggregate Discounted Contract Balance at Closing Date                                                Balance $270,243,724.70
                                                                                                                 ------------------


    DELINQUENT LEASE SUMMARY

                Days Past Due          Current Pool Balance             # Leases
                -------------          --------------------             --------
                      31 - 60                  3,029,495.92                   30
                      61 - 90                     28,542.98                    3
                     91 - 180                  1,751,143.57                   13

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization